Exhibit 10.2

Certain identified information has been excluded because it is both not material and would be competitively harmful if publicly disclosed. These redacted terms have been marked in this exhibit at the appropriate places with the three asterisks [***].

Amendment No. 24 to MANUFACTURING SUPPLY AGREEMENT

This amendment to the Manufacturing Supply Agreement (the “Amendment No. 24”) is dated March 15, 2024 (the “Amendment No. 24 Effective Date”) and is between Intuitive Surgical SARL, a Swiss corporation located at 1 Chemin des Muriers, 1170 Aubonne, Switzerland (“Intuitive”) and DAS MEDICAL INTERNATIONAL SRL (A WHOLLY OWNED SUBSIDIARY OF DAS MEDICAL HOLDINGS LLC), (“Seller”).

Intuitive and Seller have entered into the Manufacturing Supply Agreement with the Effective Date of April 25, 2014, as amended (the “Agreement”). The parties hereby wish to amend certain terms of the Agreement.

The parties therefore agree as follows:

1.	Definitions. Defined terms used but not defined in this Amendment No. 24 are as defined in the Agreement.

2.	Section 2(b) (Exclusivity). New Section 2(b) is hereby added to the Agreement:

2(b) Exclusivity. Intuitive shall exclusively purchase the [***] Drape, [***]( [***] or other versions of the part number designated for this drape [***]) from Seller, subject to the following terms:

(i)	Intuitive obtaining supply from [***] shall not be deemed a breach of the exclusivity provision. [***]
(ii)	Seller shall manufacture and deliver to Intuitive the volume of [***] Drapes detailed in Exhibit A.
(iii)	Products shall meet the performance standards of the Agreement, including quality and delivery performance.
(iv)	If Seller does not meet the obligations described in 2b(ii) or 2b(iii) and is not able to cure a breach within thirty (30) days, subject to the terms of Exhibit A, Intuitive maintains the right to terminate its exclusivity obligations under this Agreement by written notice to Seller.

3.	New Exhibit A. Exhibits A, A-1, and A-2 of the Agreement are hereby deleted in their entirety and replaced by Exhibits A, A-1, and A-2 attached to this Amendment No. 24.

4.	New Exhibit C. Exhibit C of the Agreement is hereby deleted in its entirety and replaced by Exhibit C attached to this Amendment No. 24.

5.	New Exhibit D. Exhibit D of the Agreement is hereby deleted in its entirety and replaced by Exhibit D attached to this Amendment No. 24.

6.	Paragraph 16. Term and Termination, will be amended as follows:

a.	The following sentence will be added to Section 16(a): “Notwithstanding the foregoing paragraph, the Parties agree to renew this Agreement for a period of four (4) years commencing on January 1, 2024, and expiring on December 31, 2027 (the “2024 Amended Renewal Term”). Thereafter, the Parties agree to negotiate Product pricing in good faith at [***] prior to any annual renewal, and if the Parties mutually agree on Product pricing, the Agreement will renew for annual increments as provided in this Section 16(a) of the Agreement.”
b.	[***]

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Certain identified information has been excluded because it is both not material and would be competitively harmful if publicly disclosed. These redacted terms have been marked in this exhibit at the appropriate places with the three asterisks [***].

7.	Except as specifically provided for in this Amendment No. 24, all of the terms of the Agreement will remain in full force and effect. In the event of a conflict or inconsistency between the terms of this Amendment No. 24 and the Agreement or any other amendment thereto, the terms of this Amendment No. 24 will prevail.

The parties are signing this Amendment No. 24 on the Effective Date stated in the introductory clause.

Intuitive Surgical SÀRL By: /s/ David Chenaux Email: [***] Name: DAVID CHENAUX Title: Managing Director	DAS MEDICAL INTERNATIONAL SRL By: /s/ Daniel Lee Name: Daniel Lee Title: President

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Certain identified information has been excluded because it is both not material and would be competitively harmful if publicly disclosed. These redacted terms have been marked in this exhibit at the appropriate places with the three asterisks [***].

EXHIBIT A

PRODUCT LIST AND PRICING

[***]

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Certain identified information has been excluded because it is both not material and would be competitively harmful if publicly disclosed. These redacted terms have been marked in this exhibit at the appropriate places with the three asterisks [***].

Exhibit A-1

[***]

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Certain identified information has been excluded because it is both not material and would be competitively harmful if publicly disclosed. These redacted terms have been marked in this exhibit at the appropriate places with the three asterisks [***].

Exhibit A-2

[***]

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Certain identified information has been excluded because it is both not material and would be competitively harmful if publicly disclosed. These redacted terms have been marked in this exhibit at the appropriate places with the three asterisks [***].

Exhibit C

[***]

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Certain identified information has been excluded because it is both not material and would be competitively harmful if publicly disclosed. These redacted terms have been marked in this exhibit at the appropriate places with the three asterisks [***].

Exhibit D

[***]

Confidential